                                    [PHOTO]


                         Annual Report October 31, 1999


Oppenheimer
WORLD BOND FUND




                  [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                         The Right Way to Invest

REPORT HIGHLIGHTS

   CONTENTS

1  President's Letter

3  An Interview with Your Fund's Manager

8  Fund Performance

14 FINANCIAL STATEMENTS

42 INDEPENDENT AUDITORS' REPORT

43 Federal Income Tax Information

44 Officers and Trustees

45 OppenheimerFunds Family


Declining bond prices in the wake of 1998's global financial crisis were only PARTIALLY OFFSET BY STABLE TO RISING BOND PRICES SO FAR IN 1999.

We believe that higher yielding bonds--such as emerging-markets debt and lower rated investment-grade securities-- CURRENTLY OFFER THE MOST ATTRACTIVE VALUES in the international fixed income markets.

As bond prices continue to recover from the effects of last year's financial crisis, WE ARE OPTIMISTIC ABOUT THE POTENTIAL FOR CAPITAL APPRECIATION.

---------------------------------------

AVERAGE ANNUAL
TOTAL RETURNS
For the 1-Year Period
Ended 10/31/99*

CLASS A
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
7.07%       1.98%


CLASS B
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
6.22%       1.38%


CLASS C
Without     With
Sales Chg.  Sales Chg.
---------------------------------------
6.24%       5.27%

---------------------------------------



---------------------------------------
NOT FDIC INSURED.
NO BANK GUARANTEE.
MAY LOSE VALUE.
---------------------------------------
* See page 12 for further details.

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

Dear shareholder,

[PHOTO]

BRIDGET A. MACASKILL
President
Oppenheimer
World Bond Fund

Whenever a new year begins--let alone a new decade or century--it makes sense to pause a moment to assess where we've been and where we're going.

     In retrospect, U.S. stocks and bonds in 1999 were subject to sudden and substantial swings in investor sentiment because of economic uncertainty. When the year began, investors were concerned that growth in the United States might slow in response to economic weakness overseas. At mid-year, investors were concerned that the economy was too strong, potentially rekindling inflationary pressures. Yet, by year end, it became clearer that while the U.S. economy grew robustly in 1999, inflation remained at low levels. Indeed, investors appeared more comfortable with the economy after the Federal Reserve Board demonstrated its inflation-fighting resolve by raising interest rates three times between June and November.

     As is normal in a rising-interest-rate environment, bond prices generally declined in 1999, led lower by U.S. Treasury bonds. In the stock market, while most major indices advanced, strong performance was mostly limited to a handful of large-capitalization growth companies, principally in the technology arena. Smaller and value-oriented stocks provided particularly lackluster returns and, overall, foreign stocks outperformed U.S. stocks in 1999.

     Looking forward, we expect the U.S. economy to remain on a moderate-growth, low-inflation course. As recent revisions of 1999's economic statistics demonstrated, the economy has defied many analysts' forecasts by growing at a strong rate, which should be positive for the bond market. Similarly, positive economic forces could help the stock market's performance broaden to include value-oriented and smaller stocks.

     We see particularly compelling opportunities outside of the U.S. market. Many foreign stocks also ended 1999 more attractively valued than large-cap U.S. stocks, and economic trends in overseas markets could lead to higher stock prices. In Europe, corporate restructuring has just begun, giving


1  OPPENHEIMER WORLD BOND FUND

PRESIDENT'S LETTER
--------------------------------------------------------------------------------

companies there the same potential for cost-cutting and productivity improvements that U.S. companies enjoyed 10 years ago. In Japan and Asia, economic recovery is expected to gain strength, which could allow stocks to rally from relatively low levels.

     Another 1999 trend that should remain in force in 2000 is the growth of businesses related to the Internet. The rise of e-commerce has been good for consumers and the economy because of greater price competition, which has helped keep inflation under control. The Internet has also been good for investors, as even companies with no earnings have seen their stock prices soar. Clearly, while the Internet is here to stay, not all "dot-com" companies will survive, and many of these high-flying Internet stocks will eventually--and perhaps very suddenly--return to more reasonable levels. The long-term winners are most likely to be companies that support the Internet's growth with content or infrastructure.

     What else is in store for investors in 2000? While we do not have an infallible crystal ball, we believe that in almost any investment environment, consistent success stems from an unwavering focus on fundamental investment principles such as maintaining a long-term perspective, using diversification to manage risks and availing oneself of the services of a knowledgeable financial advisor. Indeed, these principles serve as the foundation for every investment we offer, helping to make OppenheimerFunds THE RIGHT WAY TO INVEST in 2000 and beyond.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
November 19, 1999

These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow.


2  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

[PHOTO]

PORTFOLIO MANAGEMENT
TEAM (L TO R)
Art Steinmetz
(Portfolio Manager)
David Negri

Q HOW DID OPPENHEIMER WORLD BOND FUND PERFORM DURING THE ONE-YEAR PERIOD THAT ENDED OCTOBER 31, 1999?

A. Given very challenging conditions in the world's fixed income markets, we are generally pleased with the Fund's performance over the past year. Poor market performance in the wake of last year's global currency and credit crisis was partially offset by greater market stability in 1999.

HOW WOULD YOU CHARACTERIZE THE INVESTMENT ENVIRONMENT OVER THE PAST YEAR?

The global bond markets have been highly volatile, especially in the emerging markets. When the reporting period began, we were in the midst of the global financial crisis, which had spread from Asia to Russia and was threatening Latin America. The bond markets were further unsettled by problems experienced by a number of hedge funds, which were forced to sell large amounts of bonds into an already troubled market. In 1999, both the global financial crisis and hedge-fund problems appeared to ease, and signs began to emerge that troubled emerging-market economies were stabilizing. Bond prices began to rise from depressed levels, but have not yet rebounded enough to retrace all of their previous declines.

     In the United States, stronger-than-expected economic growth caused the Federal Reserve Board to raise short-term interest rates twice during the summer of 1999. Most U.S. government securities prices fell in anticipation of these rate hikes.


3  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW HAVE THE VARIOUS EMERGING MARKETS IN WHICH THE FUND INVESTS FARED OVER THE PAST YEAR?

Southeast Asian economies have been the first to start to recover from last year's financial crisis. Many have begun to implement the reforms necessary to strengthen their troubled banking and financial systems. As a result, overseas investors have become more comfortable committing capital to Asia, and greater liquidity has helped these markets rally.

     Although Russia remains mired in the problems that led to default on its government debt during the summer of 1998, other Eastern European nations have enjoyed stronger economic conditions. For example, our investments in Turkey have performed quite well.

     The recession in Latin America has persisted. However, we expect Latin American bond markets to recover when economic conditions there improve.

HOW HAVE FIXED INCOME MARKETS FARED IN THE DEVELOPED REGIONS?

The Japanese bond market has ranked among the top performers over the past year. While the Japanese economy has not yet improved dramatically, the government appears to be serious about implementing long-awaited financial reforms. As a result, investors took advantage of attractive values in Japanese bonds based on the not-yet-realized expectation that the recession will end sometime in the foreseeable future.

     On the other hand, European bond markets have generally languished amid slower-than-expected economic growth. Returns for U.S. investors from European bonds have suffered because of the weakening of Europe's new currency, the euro, relative to the U.S. dollar.

[SIDENOTE:]
"YIELD SPREADS HAVE NOT BEEN MUCH WIDER THAN THEY ARE TODAY, DESPITE THE FACT THAT ECONOMIC CONDITIONS APPEAR TO BE IMPROVING IN MANY REGIONS. IN OUR VIEW, THIS REPRESENTS AN OUTSTANDING INVESTMENT OPPORTUNITY."


4  OPPENHEIMER WORLD BOND FUND

While returns from U.S. Treasury securities have been negative so far in 1999, we have found particularly attractive values in the U.S. Government agency sector. For example, bonds issued by the Federal Home Loan Mortgage Corporation, a Government agency, typically yield about 40 basis points more than U.S. Treasury securities; currently they yield about 90 basis points more. We attribute this wider-than-average difference to the achievement of a federal budget surplus, which has resulted in lower issuance of U.S. Treasury securities.

HOW WAS THE FUND MANAGED IN THIS ENVIRONMENT?

While we reduced our holdings of U.S. Government bonds over the past year, we have attempted to take advantage of prevailing relative values in this sector by emphasizing mortgage-backed securities, including "interest-only" securities whose prices tend to increase as interest rates rise.

     We increased our exposure to emerging market debt. Within the emerging markets, we have focused on Latin America and Southeast Asia. As these securities and currencies rebound from depressed levels, we expect the Fund to benefit.

     Although Japanese bonds have recently performed well, we have maintained a relatively low exposure to these securities. From a fundamental investment standpoint, we believe that other areas of the world, such as Europe, currently offer more favorable economic conditions and, therefore, better long-term return potential.

     In fact, after de-emphasizing the developed markets of Europe for most of the reporting period, we recently began to increase our exposure to European bonds and the euro. That's because we expect European economic growth to accelerate relative to U.S. growth, which should produce currency-related gains.


5  OPPENHEIMER WORLD BOND FUND

AN INTERVIEW WITH YOUR FUND'S MANAGER
--------------------------------------------------------------------------------

HOW DO YOU MANAGE THE VARIOUS RISKS THAT AFFECT THE FIXED INCOME MARKETS?

We have recently adopted a number of proprietary quantitative models that are designed to help us identify, quantify and manage three of the specific kinds of risk that can affect the Fund: interest-rate risk, currency risk and credit risk. These models combine quantitative tools--such as econometric modeling and technical analysis--to help recommend the direction in which we should weight the portfolio relative to our benchmark. Of course, we always combine the quantitative analyses with our own fundamental judgement as portfolio managers. In our view, these models serve as a valuable information resource in our decision-making process.

WHAT IS YOUR OUTLOOK FOR THE FORESEEABLE FUTURE?

We are cautiously optimistic. We have attempted to position the fund to take advantage of good values in emerging-market and lower quality, investment-grade bonds. If, as we expect, many of the world's economies gain strength, we believe these investments should provide above-average total returns, including high yields and price appreciation.

[SIDENOTE:]

AVERAGE ANNUAL
TOTAL RETURNS(1)
For the Periods Ended 9/30/99

Class A
1-Year   5-Year   10-Year
-------------------------------
1.03%    5.41%    6.67%
Class B           Since
1-Year   5-Year   Inception
-------------------------------
0.38%    N/A      -4.06%
Class C           Since
1-Year   5-Year   Inception
-------------------------------
4.24%    N/A      -1.72%

-------------------------------
STANDARDIZED YIELDS(2)
For the 30 Days Ended 10/31/99
-------------------------------
Class A         13.81%
-------------------------------
Class B         13.95
-------------------------------
Class C         13.68
-------------------------------

1. See page 12 for further details.
2. Standardized yield is based on net investment income for the 30-day period ended October 31, 1999. Falling share prices will tend to artificially raise yields.


6  OPPENHEIMER WORLD BOND FUND

Nonetheless, we are prepared for continued volatility in the fixed income markets over the short term. For example, higher U.S. interest rates implemented by the Federal Reserve Board over the summer may adversely affect international bond markets, especially in those countries that export goods and services to the United States. However, once this round of rate hikes is over, we believe the stage will be set for very attractive returns over the longer term. Having the patience and discipline to weather short-term volatility on the road to longer-term gains is the essence of our investment strategy, and is an important reason Oppenheimer World Bond Fund is part of THE RIGHT WAY TO INVEST.

Top Ten Country Holdings(3)
----------------------------------------------------
United States                                33.6%
----------------------------------------------------
Argentina                                     6.5
----------------------------------------------------
Turkey                                        5.8
----------------------------------------------------
Germany                                       4.6
----------------------------------------------------
Mexico                                        4.5
----------------------------------------------------
Brazil                                        3.9
----------------------------------------------------
Indonesia                                     3.8
----------------------------------------------------
Venezuela                                     3.5
----------------------------------------------------
Norway                                        3.3
----------------------------------------------------
Italy                                         2.2

-------------------------------
[SIDENOTE:]
REGIONAL ALLOCATION(3)

[PIE CHART]

- United States/Canada    34.6%
- Latin America           21.2
- Asia                    15.9
- Europe                  15.9
- Middle East/Africa       7.6
- Emerging Europe          4.8

3. Portfolio is subject to change. Percentages are as of October 31, 1999, and are based on total market value of investments.


7  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED?

BELOW IS A DISCUSSION, BY THE MANAGER, OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED OCTOBER 31, 1999, FOLLOWED BY A GRAPHICAL COMPARISON OF THE FUND'S PERFORMANCE TO AN APPROPRIATE BROAD-BASED MARKET INDEX.

MANAGEMENT'S DISCUSSION OF PERFORMANCE. During the Fund's fiscal year that ended October 31, 1999, Oppenheimer World Bond Fund provided attractive returns relative to many other fixed income investments. Returns were positively influenced by recoveries and anticipated recoveries in key markets, including Japan and Asia. On the other hand, the Fund was adversely influenced by declining bond prices in global markets that were affected by last year's global credit and currency crisis. In some markets, adverse local currency movements relative to the U.S. dollar also negatively affected performance. In this environment, the Manager attempted to position the Fund to take advantage of depressed values and widened yield spreads. The Manager believed that this strategy should help boost returns as economic and market conditions improve. The Fund's portfolio holdings, allocations and strategies are subject to change.

COMPARING THE FUND'S PERFORMANCE TO THE MARKET. The graphs that follow show the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until October 31, 1999. In the case of Class A shares, performance is measured over a ten-year period. In the case of Class B and Class C shares, performance is measured from inception of those classes on April 27, 1998. The Fund's performance reflects the deduction of the maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge on Class B and Class C shares, and reinvestments of all dividends and capital gains distributions.


8  OPPENHEIMER WORLD BOND FUND

The Fund's performance is compared to that of Salomon Brothers World Government Bond Index. This Index is an inclusive index of institutionally traded bonds, including fixed rate bonds, with a remaining maturity of one year or longer with amounts outstanding of at least the equivalent of $25 million. Floating- or variable-rate bonds and private-placement-type securities are not included. The Index is designed to measure the total return performance of the domestic and foreign government bond markets.

     Index performance reflects the reinvestment of income, but does not consider the effect of transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index.


9  OPPENHEIMER WORLD BOND FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------

CLASS A SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class A)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class A          World Government Bond Index
11/23/88               $9,525                            $10,000
10/31/89              $10,241                            $10,110
10/31/90              $10,924                            $11,263
10/31/91              $12,662                            $12,534
10/31/92              $13,389                            $14,275
10/31/93              $14,740                            $15,987
10/31/94              $14,884                            $16,566
10/31/95              $16,196                            $19,084
10/31/96              $18,486                            $20,107
10/31/97              $19,953                            $20,633
10/31/98              $19,304                            $23,222
10/31/99              $20,669                            $22,650

AVERAGE ANNUAL TOTAL RETURN OF CLASS A SHARES OF THE FUND AT 10/31/99(1) 1-Year 1.98% 5-Year 5.75% 10-Year 6.75%


CLASS B SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class B)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class B          World Government Bond Index
 4/27/98              $10,000                            $10,000
10/31/98               $9,407                            $11,196
10/31/99               $9,643                            $10,921

CUMULATIVE TOTAL RETURN OF CLASS B SHARES OF THE FUND AT 10/31/99(1) 1-Year 1.38% Life -2.38%


10 OPPENHEIMER WORLD BOND FUND

CLASS C SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:
Oppenheimer World Bond Fund (Class C)
and Salomon Brothers World Government Bond Index

                      Oppenheimer                    Salomon Brothers
               World Bond Fund Class C          World Government Bond Index
 4/27/98              $10,000                            $10,000
10/31/98               $9,391                            $11,196
10/31/99               $9,978                            $10,921

CUMULATIVE TOTAL RETURN OF CLASS C SHARES OF THE FUND AT 10/31/99(1)

1-Year 5.27%  Life -0.15%


The performance information for Salomon Brothers World Government Bond Index in the graphs begins on 11/30/88 for Class A and 4/30/98 for both Class B and Class C.
1. See page 12 for further details.
Past performance is not predictive of future performance. Graphs are not drawn to the same scale.


11  OPPENHEIMER WORLD BOND FUND

NOTES
--------------------------------------------------------------------------------

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. THE FUND'S PERFORMANCE MAY FROM TIME TO TIME BE SUBJECT TO SUBSTANTIAL SHORT-TERM CHANGES, PARTICULARLY DURING PERIODS OF MARKET OR INTEREST RATE VOLATILITY. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE, www.oppenheimerfunds.com.

Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown.

CLASS A shares of the Fund were first publicly offered on 11/23/88. Class A returns include the current maximum initial sales charge of 4.75%. Class A shares are subject to an annual 0.25% asset-based sales charge.

CLASS B shares of the Fund were first publicly offered on 4/27/98. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 4% (since inception). The ending account value in the graph is net of the applicable 4% contingent deferred sales charge. Class B shares are subject to an annual 0.75% asset-based sales charge.

CLASS C shares of the Fund were first publicly offered on 4/27/98. Class C returns include the contingent deferred sales charge of 1% for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

An explanation of the different performance calculations is in the Fund's prospectus.


12  OPPENHEIMER WORLD BOND FUND

---------------------------------------------------------------------
                                              FINANCIALS













---------------------------------------------------------------------


13  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  October 31, 1999

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MORTGAGE-BACKED OBLIGATIONS--14.8%
---------------------------------------------------------------------------------------------------------
 GOVERNMENT AGENCY--10.3%
---------------------------------------------------------------------------------------------------------
 FHLMC/FNMA/SPONSORED--9.3%
 Federal Home Loan Mortgage Corp., Collateralized Mtg.
 Obligations, Gtd. Multiclass Mtg. Participation Certificates,
 Series 1343, Cl. LA, 8%, 8/15/22                                           $  229,000     $  234,510
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
 Investment Conduit Pass-Through Certificates,
 Series 2054, Cl. TE, 6.25%, 4/15/24                                           109,000        104,231
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Interest-Only
 Stripped Mtg.-Backed Security
 Series 197, Cl. IO, 11.232%, 4/1/28(2)                                      1,376,122        438,209
 Series 199, Cl. IO, 22.578%, 8/1/28(2)                                      1,289,375        419,249
---------------------------------------------------------------------------------------------------------
 Federal Home Loan Mortgage Corp., Mtg.-Backed Certificates:
 11.50%, 1/1/18                                                                 45,467         49,981
 13%, 5/1/19                                                                   191,919        218,602
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.50%, 3/1/28                              2,147,811      2,060,890
                                                                                          ---------------
                                                                                            3,525,672

---------------------------------------------------------------------------------------------------------
 GNMA/GUARANTEED--1.0%
 Government National Mortgage Assn.:
 7.50%, 5/15/24                                                                 37,661         37,915
 7.50%, 1/15/26(3,4)                                                           282,409        283,607
 11%, 10/20/19(4)                                                               51,759         57,239
                                                                                          ---------------
                                                                                              378,761

---------------------------------------------------------------------------------------------------------
 PRIVATE--4.5%
---------------------------------------------------------------------------------------------------------
 COMMERCIAL--3.0%
 Asset Securitization Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1996-MD6,
 Cl. A5, 7.163%, 11/13/26(5)                                                   200,000        192,062
---------------------------------------------------------------------------------------------------------
 Commercial Mortgage Acceptance Corp.,
 Interest-Only Stripped Mtg.-Backed Security,
 Series 1996-C1, Cl. X-2, 29.86%, 12/25/20(2,6)                              6,208,300         81,484
---------------------------------------------------------------------------------------------------------
 Morgan Stanley Capital I, Inc., Commercial Mtg.
 Pass-Through Certificates, Series 1996-C1, Cl. E, 7.421%, 3/15/06(5,6)        553,342        460,830
---------------------------------------------------------------------------------------------------------
 Nykredit AS, 7% Cv. Bonds, 10/1/29 [DKK]                                    1,684,000        233,264
---------------------------------------------------------------------------------------------------------
 Resolution Trust Corp., Commercial Mtg.
 Pass-Through Certificates, Series 1995-C1, Cl. F, 6.90%, 2/25/27               93,735         85,270
---------------------------------------------------------------------------------------------------------
 Structured Asset Securities Corp., Multiclass Pass-Through
 Certificates, Series 1995-C4, Cl. E, 8.71%, 6/25/26(5,6)                      100,000         96,156
                                                                                          ---------------
                                                                                            1,149,066


14  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MULTIFAMILY--0.5%
 Mortgage Capital Funding, Inc., Multifamily Mtg.
 Pass-Through Certificates, Series 1996-MC1, Cl. G, 7.15%, 6/15/06(7)       $  250,000     $  196,211
---------------------------------------------------------------------------------------------------------
 RESIDENTIAL--1.0%
 CS First Boston Mortgage Securities Corp., Mtg.
 Pass-Through Certificates, Series 1997-C1, Cl. E, 7.50%, 3/1/11(6)            190,000        158,472
---------------------------------------------------------------------------------------------------------
 First Chicago/Lennar Trust 1, Commercial Mtg.
 Pass-Through Certificates, Series 1997-CHL1, Cl. C, 8.502%, 7/25/06(5,6)      200,000        183,500
---------------------------------------------------------------------------------------------------------
 Salomon Brothers, Inc., Series 1997-TZH, Cl. D, 7.902%, 3/25/22(6)             50,000         47,266
                                                                                          ---------------
                                                                                              389,238
                                                                                          ---------------
 Total Mortgage-Backed Obligations (Cost $5,595,179)                                        5,638,948

---------------------------------------------------------------------------------------------------------
 U.S. GOVERNMENT OBLIGATIONS--17.3%
---------------------------------------------------------------------------------------------------------
 AGENCY--0.7%
 Federal National Mortgage Assn.:
 Sr. Unsub. Medium-Term Nts., 6.50%, 7/10/02 [AUD]                             200,000        127,368
 Sr. Unsub. Nts., 6.375%, 8/15/07 [AUD]                                        205,000        124,852
                                                                                          ---------------
                                                                                              252,220

---------------------------------------------------------------------------------------------------------
 TREASURY--16.6%
 U.S. Treasury Bonds:
 6%, 8/15/04(8)                                                                340,000        340,850
 STRIPS, 5.97%, 11/15/18(8,9)                                                4,050,000      1,172,119
---------------------------------------------------------------------------------------------------------
 U.S. Treasury Nts.:
 5.25%, 5/15/04                                                              2,450,000      2,380,329
 5.625%, 11/30/00                                                              600,000        600,000
 7%, 7/15/06                                                                 1,750,000      1,828,204
                                                                                          ---------------
                                                                                            6,321,502
                                                                                          ---------------
 Total U.S. Government Obligations (Cost $6,719,340)                                        6,573,722

---------------------------------------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS--39.4%
---------------------------------------------------------------------------------------------------------
 ARGENTINA--3.5%
 Argentina (Republic of) Bonds:
 Bonos de Consolidacion de Deudas, Series I, 2.857%, 4/1/07(5) [ARP]           517,969        352,192
 Series D, Zero Coupon, 9.87%, 10/15/02(9)                                     160,000        120,800
---------------------------------------------------------------------------------------------------------
 Argentina (Republic of) Nts., Series REGS, 11.75%, 2/12/07 [ARP]              765,000        663,969
---------------------------------------------------------------------------------------------------------
 Buenos Aires (Province of) Bonds, Series PBA1, 2.857%, 4/1/07(5) [ARP]        258,984        168,855
---------------------------------------------------------------------------------------------------------
 City of Buenos Aires Bonds, Series 3, 10.50%, 5/28/04 [ARP]                    10,000          7,754
                                                                                          ---------------
                                                                                            1,313,570

---------------------------------------------------------------------------------------------------------
 AUSTRALIA--0.4%
 Australia Postal Corp. Unsec. Unsub. Nts., 6%, 3/25/09 [AUD]                  280,000        163,622


15  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE      MARKET VALUE
                                                                              AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 BRAZIL--3.4%
 Brazil (Federal Republic of) Bonds, 11.625%, 4/15/04                        $  65,000     $    62,094
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Capitalization Bonds, 8%, 4/15/14                272,973         183,574
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Debt Conversion Bonds, 7%, 4/15/12(5)            850,000         556,750
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Eligible Interest Bonds, 6.937%, 4/15/06(5)      454,960         371,930
---------------------------------------------------------------------------------------------------------
 Brazil (Federal Republic of) Gtd. Bonds, 7%, 4/15/09(5)                       158,000         116,130
                                                                                          ---------------
                                                                                             1,290,478
                                                                                          ---------------

---------------------------------------------------------------------------------------------------------
 BULGARIA--1.1%
 Bulgaria (Republic of) Front-Loaded Interest Reduction Bearer Bonds,
 Tranche A, 2.75%, 7/28/12(10)                                                 590,000         398,250
---------------------------------------------------------------------------------------------------------
 CANADA--1.0%
 Canada (Government of) Bonds, Series J24, 10.25%, 2/1/04                      490,000         385,427
---------------------------------------------------------------------------------------------------------
 COLOMBIA--0.3%
 Colombia (Republic of) Nts., 8.625%, 4/1/08                                    70,000          59,937
---------------------------------------------------------------------------------------------------------
 Colombia (Republic of) Unsec. Bonds, 10.875%, 3/9/04                           60,000          60,375
                                                                                          ---------------
                                                                                               120,312

---------------------------------------------------------------------------------------------------------
 ECUADOR--0.0%
 Ecuador (Republic of) Past Due Interest Bonds, 2/27/15(11)                     76,847          16,522
---------------------------------------------------------------------------------------------------------
 GERMANY--2.5%
 Germany (Republic of) Bonds:
 6.25%, 4/26/06 [DEM]                                                              460             517
 6.75%, 5/13/04 [DEM]                                                          170,000         192,678
 Series 98, 5.25%, 1/4/08 [EUR]                                                480,000         506,042
 Zero Coupon, 5.63%, 7/4/27(9) [EUR]                                           520,000         108,254
---------------------------------------------------------------------------------------------------------
 Germany (Republic of) Stripped Bonds, Series JA24,
 Zero Coupon, 5.54%, 1/4/24(9) [EUR]                                           600,000         150,911
                                                                                          ---------------
                                                                                               958,402

---------------------------------------------------------------------------------------------------------
 GREAT BRITAIN--1.0%
 United Kingdom Treasury Nts., 10%, 9/8/03 [GBP]                               210,000         386,973
---------------------------------------------------------------------------------------------------------
 ITALY--2.2%
 Italy (Republic of) Treasury Bonds, Buoni del Tesoro Poliennali:
 9.50%, 2/1/06 [EUR]                                                           555,000        716,192
 10.50%, 9/1/05 [ITL]                                                          100,810        133,671
                                                                                          ---------------
                                                                                              849,863


16  OPPENHEIMER WORLD BOND FUND

                                                                                FACE      MARKET VALUE
                                                                              AMOUNT(1)     SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 IVORY COAST--1.3%
 Ivory Coast (Government of) Front Loaded Interest Reduction Bonds:
 2%, 3/29/18(10) [FRF]                                                       2,215,000     $    81,634
 2%, 3/29/18(10)                                                               715,000         180,537
---------------------------------------------------------------------------------------------------------
 Ivory Coast (Government of) Past Due Interest Bonds,
 Series F, 1.90%, 3/29/18(10) [FRF]                                          5,144,562         230,821
                                                                                          ---------------
                                                                                               492,992

---------------------------------------------------------------------------------------------------------
 JAPAN--1.7%
 Japan (Government of) Bonds, Series 141, 6.50%, 6/20/01 [JPY]              60,000,000         632,254
---------------------------------------------------------------------------------------------------------
 JORDAN--1.4%
 Hashemite (Kingdom of Jordan) Bonds, Series DEF, 5.50%, 12/23/23(10)           90,000          56,925
---------------------------------------------------------------------------------------------------------
 Hashemite (Kingdom of Jordan) Disc. Bonds, 6.188%, 12/23/23(5)                680,000         457,300
                                                                                          ---------------
                                                                                               514,225

---------------------------------------------------------------------------------------------------------
 MEXICO--1.3%
 Petroleos Mexicanos Debs., 14.50%, 3/31/06(6) [GBP]                           100,000         185,422
---------------------------------------------------------------------------------------------------------
 United Mexican States Bonds, 11.375%, 9/15/16                                 300,000         321,375
                                                                                          ---------------
                                                                                               506,797

---------------------------------------------------------------------------------------------------------
 NIGERIA--0.7%
 Nigeria (Federal Republic of) Promissory Nts., Series RC, 5.092%, 1/5/10      422,789         262,125
---------------------------------------------------------------------------------------------------------
 NORWAY--3.3%
 Norway (Government of) Bonds, 9.50%, 10/31/02 [NOK]                         8,970,000       1,254,721
---------------------------------------------------------------------------------------------------------
 PANAMA--0.4%
 Panama (Republic of) Past Due Interest Debs., 5.819%, 7/17/16(5)              188,950         142,186
---------------------------------------------------------------------------------------------------------
 PERU--1.4%
 Peru (Republic of) Sr. Nts., Zero Coupon, 4.53%, 2/28/16(9)                 1,247,337         547,269
---------------------------------------------------------------------------------------------------------
 POLAND--0.4%
 Poland (Republic of) Bonds, Series 1000, 13%, 10/12/00 [PLZ]                  725,000         168,440
---------------------------------------------------------------------------------------------------------
 RUSSIA--1.7%
 Russia (Government of) Principal Loan Debs., Series 24 yr., 12/15/20(11)    1,840,000         170,775
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Sr. Unsec. Unsub. Nts., 11.75%, 6/10/03                 90,000          55,125
---------------------------------------------------------------------------------------------------------
 Russia (Government of) Unsec. Bonds, 11%, 7/24/18                             380,000         186,200
---------------------------------------------------------------------------------------------------------
 Russian Federation Unsec. Unsub. Nts.:
 8.75%, 7/24/05                                                                185,000          89,262
 12.75%, 6/24/28                                                               240,000         126,972
                                                                                          ---------------
                                                                                               628,334

---------------------------------------------------------------------------------------------------------
 SLOVAKIA--0.7%
 Vseobenona Uverova Banka Unsec. Sub. Nts., 7.011%, 12/28/06(5)                380,000         269,800


17  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 SOUTH AFRICA--1.7%
 South Africa (Republic of) Bonds:
 Series 150, 12%, 2/28/05 [ZAR]                                                    190     $        29
 Series 153, 13%, 8/31/10 [ZAR]                                              2,986,000         439,009
 Series 175, 9%, 10/15/02 [ZAR]                                              1,300,000         189,216
                                                                                          ---------------
                                                                                               628,254

---------------------------------------------------------------------------------------------------------
 SPAIN--1.2%
 Spain (Kingdom of) Gtd. Bonds, Bonos y Obligacion del Estado:
 8.80%, 4/30/06 [EUR]                                                          180,000         224,843
 10%, 2/28/05 [EUR]                                                            180,000         231,499
                                                                                          ---------------
                                                                                               456,342

---------------------------------------------------------------------------------------------------------
 THE NETHERLANDS--1.8%
 The Netherlands (Government of) Bonds:
 6%, 1/15/06 [EUR]                                                             105,000         115,939
 7.75%, 3/1/05 [EUR]                                                           480,000         570,117
                                                                                          ---------------
                                                                                               686,056

---------------------------------------------------------------------------------------------------------
 TURKEY--0.9%
 Turkey (Republic of) Treasury Bills, Zero Coupon, 78.57%,             280,000,000,000         353,015
  8/23/00(9) [TRL]
---------------------------------------------------------------------------------------------------------
 VENEZUELA--3.5%
 Venezuela (Republic of) Disc. Bonds, Series DL, 6.312%, 12/18/07(5)         1,474,141       1,188,527
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Front-Loaded Interest Reduction Bonds,
 Series A, 6.875%, 3/31/07(5)                                                  178,571         142,411
---------------------------------------------------------------------------------------------------------
 Venezuela (Republic of) Unsec. Bonds, 13.625%, 8/15/18                         15,000          13,762
                                                                                          ---------------
                                                                                             1,344,700

---------------------------------------------------------------------------------------------------------
 VIETNAM--0.6%
 Vietnam (Government of) Bonds, 3%, 3/12/28(5)                                 740,000         228,475
                                                                                          ---------------
 Total Foreign Government Obligations (Cost $15,380,341)                                    14,999,404

---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS--4.6%
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Reprofiled Debt Loan Participation Nts.:
 Tranche 1, 6.812%, 9/4/06(5,6)                                                548,181         402,228
 Tranche A, 7.50%, 3/4/00(5,6)                                                  20,000          19,700
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Trust III Nts., Tranche 3, 1.063%, 3/4/10(5,6)       23,800,000         110,037
   [JPY]
---------------------------------------------------------------------------------------------------------
 Algeria (Republic of) Unrestructured Nts., 6.615%, 1/22/01(6) [JPY]        24,300,000         224,407
---------------------------------------------------------------------------------------------------------
 Morocco (Kingdom of) Loan Participation Agreement:
 Tranche A, 2.018%, 1/1/09(5) [JPY]                                         19,226,190         145,656
 Tranche B, 5.906%, 1/1/09(5,6)                                                 52,941          48,772


18  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 LOAN PARTICIPATIONS Continued
---------------------------------------------------------------------------------------------------------
 PT Bank Negara Indonesia Gtd. Nts.:
 Series 3 yr., 9.156%, 8/25/01(5,6)                                          $ 180,000      $  164,700
 Series 4 yr., 9.406%, 8/25/02(5,6)                                             90,000          79,650
---------------------------------------------------------------------------------------------------------
 PT Lippo Bank Nts.:
 8.906%, 8/25/00(5,6)                                                          150,000         144,000
 9.156%, 8/25/01(5,6)                                                          225,000         205,875
 9.406%, 8/25/02(5,6)                                                           50,000          44,250
---------------------------------------------------------------------------------------------------------
 Trinidad & Tobago Loan Participation Agreement, Tranche A,
 1.148%, 9/30/00(5,6) [JPY]                                                 19,108,944         166,627
                                                                                          ---------------
 Total Loan Participations (Cost $1,517,441)                                                 1,755,902

---------------------------------------------------------------------------------------------------------
 CORPORATE BONDS AND NOTES--9.1%
---------------------------------------------------------------------------------------------------------
 CHEMICALS--1.1%
 Reliance Industries Ltd., 10.25% Unsec. Debs., Series B, 1/15/2097            520,000         419,819
---------------------------------------------------------------------------------------------------------
 ENERGY--0.8%
 Empresa Electrica del Norte Grande SA, 7.75% Bonds, 3/15/06(7)                250,000         127,657
---------------------------------------------------------------------------------------------------------
 Moran Energy, Inc., 8.75% Cv. Sub. Debs., 1/15/08                             200,000         188,347
                                                                                          ---------------
                                                                                               316,004

---------------------------------------------------------------------------------------------------------
 FINANCIAL--4.5%
 AB Spintab, 5.50% Bonds, Series 169, 9/17/03 [SEK]                            900,000         107,791
---------------------------------------------------------------------------------------------------------
 Allgemeine Hypobk AG, 5% Sec. Nts., Series 501, 9/2/09 [EUR]                   50,000          49,959
---------------------------------------------------------------------------------------------------------
 Bakrie Investindo, Zero Coupon Promissory Nts., 3/16/99(6,11) [IDR]       850,000,000          18,681
---------------------------------------------------------------------------------------------------------
 Bayerische Vereinsbank AG, 5% Sec. Nts., Series 661, 7/28/04 [EUR]            480,614         504,315
---------------------------------------------------------------------------------------------------------
 Dresdner Funding Trust II, 5.79% Sub. Nts., 6/30/11(6) [EUR]                  270,000         260,554
---------------------------------------------------------------------------------------------------------
 Federal National Mortgage Assn., 6.875% Sr. Unsec. Nts., 6/7/02 [GBP]         290,000         476,480
---------------------------------------------------------------------------------------------------------
 KBC Bank Funding Trust IV, 8.22% Nts., 11/29/49(10,12) [EUR]                   90,000          96,601
---------------------------------------------------------------------------------------------------------
 Ongko International Finance Co. BV, 10.50% Gtd. Nts., 3/29/04(7,11)           185,000           6,937
---------------------------------------------------------------------------------------------------------
 PT Polysindo Eka Perkasa:
 11% Nts., 6/18/03(6,11)                                                        50,000           6,500
 20% Nts., 3/6/00(11) [IDR]                                              1,000,000,000          19,048
 24% Nts., 6/19/03(11) [IDR]                                               492,900,000           9,389
---------------------------------------------------------------------------------------------------------
 SanLuis Corp., SA DE CV, 8.875% Sr. Unsec. Nts., 3/18/08                      190,000         165,300
                                                                                          ---------------
                                                                                             1,721,555

---------------------------------------------------------------------------------------------------------
 GAMING/LEISURE--0.0%
 Capital Gaming International, Inc., 11.50% Promissory Nts., 8/1/95(11)          2,000              --
---------------------------------------------------------------------------------------------------------
 HOUSING--0.2%
 Internacional de Ceramica SA, 9.75% Unsec. Unsub. Nts., 8/1/02(7)              90,000          63,225


19  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 MEDIA/ENTERTAINMENT: TELECOMMUNICATIONS--2.1%
 Netia Holdings BV, 0%/11% Sr. Disc. Nts., 11/1/07(13) [DEM]                   200,000      $   68,252
---------------------------------------------------------------------------------------------------------
 Netia Holdings II BV, 13.50% Sr. Nts., 6/15/09(7) [EUR]                       275,000         296,279
---------------------------------------------------------------------------------------------------------
 NTL, Inc., 9.50% Sr. Unsec. Unsub. Nts., Series B, 4/1/08 [GBP]                65,000         104,792
---------------------------------------------------------------------------------------------------------
 Telewest Communications plc, 0%/9.875% Sr. Nts., 4/15/09(7,13) [GBP]          320,000         317,678
                                                                                          ---------------
                                                                                               787,001

---------------------------------------------------------------------------------------------------------
 TRANSPORTATION--0.4%
 General Motors Acceptance Corp., 6.875% Nts., Series EC, 9/9/04 [GBP]          60,000          96,928
---------------------------------------------------------------------------------------------------------
 Tribasa Toll Road Trust, 10.50% Nts., Series 1993-A, 12/1/11(6)               188,587          66,477
                                                                                          ---------------
                                                                                               163,405
                                                                                          ---------------
 Total Corporate Bonds and Notes (Cost $4,166,054)                                           3,471,009
                                                                           SHARES
---------------------------------------------------------------------------------------------------------
 COMMON STOCKS--0.1%
---------------------------------------------------------------------------------------------------------
 Optel, Inc.(14)                                                                    45              --
---------------------------------------------------------------------------------------------------------
 Price Communications Corp.(14)                                                  1,105          24,035
                                                                                          ---------------
 Total Common Stocks (Cost $11)                                                                 24,035
                                                                            UNITS
---------------------------------------------------------------------------------------------------------
 RIGHTS, WARRANTS AND CERTIFICATES--0.0%
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03                                            206              --
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 1/23/03(6)                                         119               1
---------------------------------------------------------------------------------------------------------
 Gothic Energy Corp. Wts., Exp. 9/1/04(6)                                          350             372
---------------------------------------------------------------------------------------------------------
 ICG Communications, Inc. Wts., Exp. 9/15/05                                       495           5,514
---------------------------------------------------------------------------------------------------------
 Loral Space & Communications Ltd. Wts., Exp. 1/15/07(6)                            50             607
---------------------------------------------------------------------------------------------------------
 Microcell Telecommunications, Inc. Wts., Exp. 6/1/06(6)                           100           4,275
---------------------------------------------------------------------------------------------------------
 Protection One, Inc. Wts., Exp. 6/30/05(6)                                        640             160
                                                                                          ---------------
 Total Rights, Warrants and Certificates (Cost $1,731)                                          10,929
                                                                                FACE
                                                                              AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS--14.7%
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Argentine Peso Linked Nts., 14.50%, 1/14/00   $  390,000         390,156
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Brazilian Real Linked Nts., 23.75%, 10/25/00     190,000         190,000
---------------------------------------------------------------------------------------------------------
 Citibank NA (Nassau Branch), Mexican Peso Linked Nts.:
 26.10%, 10/29/01 [MXN]                                                      1,828,750         192,168
 27.40%, 9/20/01                                                               338,000         347,802
 28.60%, 9/13/01                                                               380,000         392,084
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indian Rupee/Japanese Yen Linked Nts., Zero Coupon,
 12.73%, 8/17/01(9)                                                            425,000         309,315


20  OPPENHEIMER WORLD BOND FUND

                                                                                FACE     MARKET VALUE
                                                                              AMOUNT(1)    SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 STRUCTURED INSTRUMENTS Continued
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Floating Linked Nts.,
 13.86%, 8/3/00                                                        $       230,000   $     227,861
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Indonesian Rupiah Linked Nts., 13.667%, 6/30/00             275,000         267,273
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, New York, Philippine Peso/Japanese Yen
 Linked Nts., 10.55%, 5/12/00                                                  320,000         258,528
---------------------------------------------------------------------------------------------------------
 Deutsche Bank AG, Russian OFZ Linked Nts.:
 Series 25030, Zero Coupon, 146.53%, 12/15/01(9) [RUR]                         259,000           1,230
 Series 27001, 25%, 2/6/02(5) [RUR]                                             75,800             677
 Series 27002, 25%, 5/22/02(5) [RUR]                                            75,800             633
 Series 27003, 25%, 6/5/02(5) [RUR]                                             75,800             630
 Series 27004, 25%, 9/18/02(5) [RUR]                                            75,800             592
 Series 27005, 25%, 10/9/02(5) [RUR]                                            75,800             574
 Series 27006, 25%, 1/22/03(5) [RUR]                                            75,800             546
 Series 27007, 25%, 2/5/03(5) [RUR]                                             75,800             544
 Series 27008, 25%, 5/21/03(5) [RUR]                                            75,800             523
 Series 27009, 25%, 6/4/03(5) [RUR]                                             75,800             513
 Series 27010, 25%, 9/17/03(5) [RUR]                                            75,800             508
 Series 27011, 25%, 10/8/03(5) [RUR]                                            75,800             486
 Series 28001, 25%, 1/21/04(5) [RUR]                                            75,800             488
---------------------------------------------------------------------------------------------------------
 Lehman Brothers Holdings, Inc. Russian OFZ Linked Nts., Series L:
 25%, 2/6/02(5) [RUR]                                                           68,820           1,230
 25%, 5/22/02(5) [RUR]                                                          68,820           1,150
 25%, 6/5/02(5) [RUR]                                                           68,820           1,144
 25%, 9/18/02(5) [RUR]                                                          68,820           1,074
 25%, 10/9/02(5) [RUR]                                                          68,820           1,041
 25%, 1/22/03(5) [RUR]                                                          68,820             991
 25%, 2/5/03(5) [RUR]                                                           68,820             989
 25%, 5/21/03(5) [RUR]                                                          68,820             949
 25%, 6/4/03(5) [RUR]                                                           68,820             932
 25%, 9/17/03(5) [RUR]                                                          68,820             923
 25%, 10/8/03(5) [RUR]                                                          68,820             883
 25%, 1/21/04(5) [RUR]                                                          68,820             886
 Zero Coupon, 53.77%, 12/15/01(9) [RUR]                                        235,000           2,233
---------------------------------------------------------------------------------------------------------
 Merrill Lynch & Co., Inc. Turkey Treasury Bond Linked Nts.:
 87.283%, 1/7/01(5) [TRL]                                              185,000,000,000         446,675
 87.282%, 1/9/01(5) [TRL]                                              175,100,000,000         422,772
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bill Linked Nts.,
 92.10%, 8/24/00(5)                                                            500,000         446,460
---------------------------------------------------------------------------------------------------------
 Salomon Smith Barney, Inc. Turkey Treasury Bond Linked Nts.,
 87.283%, 1/7/01(5) [TRL]                                              222,908,218,827         541,463
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Argentine Peso Linked Nts.:
 13.512%, 3/10/00                                                              388,000         391,414
 15.10%, 1/18/00                                                               195,000         197,360
 16.10%, 3/3/00                                                                200,000         203,660
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Indonesian Rupiah Linked Nts.,
 18.19%, 8/18/00                                                               200,000         239,840
---------------------------------------------------------------------------------------------------------
 Standard Chartered Bank, Philippine Peso/Japanese Yen Linked Nts.,
 16.04%, 5/10/00                                                               150,000         111,840
                                                                                          ---------------
 Total Structured Instruments (Cost $5,864,265)                                              5,599,040


21  OPPENHEIMER WORLD BOND FUND

STATEMENT OF INVESTMENTS  CONTINUED

                                                                                         MARKET VALUE
                                                  DATE         STRIKE     CONTRACTS        SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 OPTIONS PURCHASED--0.1%
---------------------------------------------------------------------------------------------------------
 European Monetary Unit Call Opt.              12/2/99      EUR 1.071        2,740,000      $   19,098
---------------------------------------------------------------------------------------------------------
 Hong Kong Dollar Put Opt.                     1/11/00      HKD 7.894        2,368,200              54
---------------------------------------------------------------------------------------------------------
 Japanese Yen Call Opt.(6)                     1/24/00     JPY 99.000       82,000,000          10,380
                                                                                          ---------------
 Total Options Purchased (Cost $79,397)                                                         29,532
                                                                                FACE
                                                                              AMOUNT(1)
---------------------------------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS--0.3%
---------------------------------------------------------------------------------------------------------
 Repurchase agreement with First Chicago Capital Markets,
 5.20%, dated 10/29/99, to be repurchased at $100,043 on 11/1/99, collateralized by U.S. Treasury Nts., 4.875%-8%, 7/31/00-11/15/28,
 with a value of $53,671 and U.S. Treasury Bonds, 7.125%-11.75%,
 2/15/01-2/15/23, with a value of $48,402 (Cost $100,000)                     $100,000         100,000
---------------------------------------------------------------------------------------------------------
 TOTAL INVESTMENTS, AT VALUE (COST $39,423,759)                                  100.4%     38,202,521
---------------------------------------------------------------------------------------------------------
 LIABILITIES IN EXCESS OF OTHER ASSETS                                            (0.4)       (138,723)
                                                                       ----------------------------------
 NET ASSETS                                                                      100.0%    $38,063,798
                                                                       ----------------------------------
                                                                       ----------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

 1. Face amount is reported in U.S. Dollars, except for those denoted in the following currencies:
 ARP   Argentine Peso                     ITL   Italian Lira
 AUD   Australian Dollar                  JPY   Japanese Yen
 CAD   Canadian Dollar                    MXN   Mexican Nuevo Peso
 DEM   German Mark                        NOK   Norwegian Krone
 DKK   Danish Krone                       PLZ   Polish Zloty
 EUR   Euro                               RUR   Russian Ruble
 FRF   French Franc                       SEK   Swedish Krona
 GBP   British Pound Sterling             TRL   Turkish Lira
 IRD   Indonesian Rupiah                  ZAR   South African Rand

 2. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows.
 3. A sufficient amount of liquid assets has been designated to cover outstanding written options, as follows:

                                  CONTRACTS     EXPIRATION     EXERCISE        PREMIUM    MARKET VALUE
                             SUBJECT TO PUT           DATE        PRICE       RECEIVED      SEE NOTE 1
---------------------------------------------------------------------------------------------------------
 Polish Zloty Put Opt.            2,319,290        11/4/99    PLZ 4.179        $12,682          $6,503

 4. A sufficient amount of securities has been designated to cover outstanding foreign currency exchange contracts. See Note 5 of Notes to Financial Statements.
 5. Represents the current interest rate for a variable rate security.
 6. Identifies issues considered to be illiquid or restricted--See Note 8 of Notes to Financial Statements.
 7. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $1,007,987 or 2.65% of the Fund's net assets as of October 31, 1999.


22  OPPENHEIMER WORLD BOND FUND

 FOOTNOTES TO STATEMENT OF INVESTMENTS CONTINUED

 8. Securities with an aggregate market value of $1,512,969 are held in collateralized accounts to cover initial margin requirements on open futures sales contracts. See Note 6 of Notes to Financial Statements.
 9. For zero coupon bonds, the interest rate shown is the effective yield on the date of purchase.
 10. Represents the current interest rate for an increasing rate security.
 11. Non-income-producing--issuer is in default.
 12. When-issued security to be delivered and settled after October 31, 1999.
 13. Denotes a step bond: a zero coupon bond that converts to a fixed or variable interest rate at a designated future date.
 14. Non-income-producing security.

 DISTRIBUTION OF INVESTMENTS REPRESENTING GEOGRAPHIC DIVERSIFICATION, AS A PERCENTAGE OF TOTAL INVESTMENTS AT VALUE, IS AS FOLLOWS:

 GEOGRAPHIC DIVERSIFICATION                                               MARKET VALUE         PERCENT
---------------------------------------------------------------------------------------------------------
 United States                                                             $12,850,553            33.6%
 Argentina                                                                   2,496,159             6.5
 Turkey                                                                      2,210,385             5.8
 Germany                                                                     1,773,229             4.6
 Mexico                                                                      1,733,853             4.5
 Brazil                                                                      1,480,479             3.9
 Indonesia                                                                   1,434,004             3.8
 Venezuela                                                                   1,344,700             3.5
 Norway                                                                      1,254,721             3.3
 Italy                                                                         849,862             2.2
 Algeria                                                                       756,373             2.0
 India                                                                         729,134             1.9
 Great Britain                                                                 704,652             1.9
 The Netherlands                                                               686,056             1.8
 Russia                                                                        650,704             1.7
 Japan                                                                         632,254             1.7
 South Africa                                                                  628,254             1.7
 Peru                                                                          547,269             1.4
 Poland                                                                        532,971             1.4
 Jordan                                                                        514,225             1.4
 Ivory Coast                                                                   492,992             1.3
 Spain                                                                         456,342             1.2
 Australia                                                                     415,842             1.1
 Bulgaria                                                                      398,250             1.0
 Canada                                                                        389,702             1.0
 Philippines                                                                   370,368             1.0
 Slovakia                                                                      269,800             0.7
 Nigeria                                                                       262,125             0.7
 Denmark                                                                       233,264             0.6
 Vietnam                                                                       228,475             0.6
 Morocco                                                                       194,429             0.5
 Trinidad & Tobago                                                             166,626             0.4
 Panama                                                                        142,186             0.4
 Chile                                                                         127,657             0.3
 Colombia                                                                      120,313             0.3
 Sweden                                                                        107,791             0.3
 Ecuador                                                                        16,522             0.0
                                                                       ----------------------------------
 Total                                                                     $38,202,521           100.0%
                                                                       ----------------------------------
                                                                       ----------------------------------

 See accompanying Notes to Financial Statements.


23  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF ASSETS AND LIABILITIES OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 ASSETS
---------------------------------------------------------------------------------------------------------
 Investments, at value (cost $39,423,759)--see accompanying statement                     $ 38,202,521
---------------------------------------------------------------------------------------------------------
 Cash                                                                                          172,287
---------------------------------------------------------------------------------------------------------
 Unrealized appreciation on foreign currency exchange contracts                                 14,225
---------------------------------------------------------------------------------------------------------
 Receivables and other assets:
 Interest, dividends and principal paydowns                                                    423,654
 Investments sold                                                                              120,460
 Shares of beneficial interest sold                                                             31,385
 Closed foreign currency exchange contracts                                                     11,462
 Daily variation on futures contracts                                                           11,415
 Other                                                                                             727
                                                                                         ----------------
 Total assets                                                                               38,988,136

---------------------------------------------------------------------------------------------------------
 LIABILITIES
---------------------------------------------------------------------------------------------------------
 Unrealized depreciation on foreign currency exchange contracts                                    499
---------------------------------------------------------------------------------------------------------
 Options written, at value (premiums received $12,682)--see accompanying statement               6,503
---------------------------------------------------------------------------------------------------------
 Payables and other liabilities:
 Investments purchased (including $94,599 purchased on a when-issued basis)                    485,948
 Dividends                                                                                     211,250
 Trustees' compensation                                                                         87,724
 Shareholder reports                                                                            61,476
 Shares of beneficial interest redeemed                                                         11,219
 Transfer and shareholder servicing agent fees                                                   9,704
 Daily variation on futures contracts                                                            7,586
 Distribution and service plan fees                                                              6,847
 Closed foreign currency exchange contracts                                                      6,558
 Other                                                                                          29,024
---------------------------------------------------------------------------------------------------------
 Total liabilities                                                                             924,338

---------------------------------------------------------------------------------------------------------
 NET ASSETS                                                                                $38,063,798
                                                                                         ----------------
                                                                                         ----------------
---------------------------------------------------------------------------------------------------------
 COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
 Par value of shares of capital stock                                                      $    53,589
---------------------------------------------------------------------------------------------------------
 Additional paid-in capital                                                                 48,198,308
---------------------------------------------------------------------------------------------------------
 Overdistributed net investment income                                                        (139,724)
---------------------------------------------------------------------------------------------------------
 Accumulated net realized loss on investments and foreign currency transactions             (8,851,817)
---------------------------------------------------------------------------------------------------------
 Net unrealized depreciation on investments and translation of assets and
 liabilities denominated in foreign currencies                                              (1,196,558)
                                                                                         ----------------
 Net assets                                                                                $38,063,798
                                                                                         ----------------
                                                                                         ----------------


24  OPPENHEIMER WORLD BOND FUND

---------------------------------------------------------------------------------------------------------
 NET ASSET VALUE PER SHARE
---------------------------------------------------------------------------------------------------------
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of
 $34,552,699 and 4,864,741 shares of beneficial interest outstanding)                            $7.10
 Maximum offering price per share (net asset value plus sales charge
 of 4.75% of offering price)                                                                     $7.45
---------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,735,839
 and 384,952 shares of beneficial interest outstanding)                                          $7.11
---------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets
 of $775,260 and 109,210 shares of beneficial interest outstanding)                              $7.10

See accompanying Notes to Financial Statements.


25  OPPENHEIMER WORLD BOND FUND

 STATEMENT OF OPERATIONS FOR THE YEAR ENDED OCTOBER 31, 1999

---------------------------------------------------------------------------------------------------------
 INVESTMENT INCOME
---------------------------------------------------------------------------------------------------------
 Interest (net of foreign withholding taxes of $8,265)                                     $ 5,031,533
---------------------------------------------------------------------------------------------------------
 Dividends (net of foreign withholding taxes of $115)                                              635
                                                                                         ----------------
 Total income                                                                                5,032,168

---------------------------------------------------------------------------------------------------------
 EXPENSES
---------------------------------------------------------------------------------------------------------
 Management fees                                                                               292,706
---------------------------------------------------------------------------------------------------------
 Distribution and service plan fees:
 Class A                                                                                        66,179
 Class B                                                                                        16,023
 Class C                                                                                         8,083
---------------------------------------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees                                                 101,006
---------------------------------------------------------------------------------------------------------
 Shareholder reports                                                                           100,022
---------------------------------------------------------------------------------------------------------
 Legal, auditing and other professional fees                                                    36,907
---------------------------------------------------------------------------------------------------------
 Trustees' compensation                                                                         32,294
---------------------------------------------------------------------------------------------------------
 Custodian fees and expenses                                                                    19,694
---------------------------------------------------------------------------------------------------------
 Other                                                                                          24,001
                                                                                         ----------------
 Total expenses                                                                                696,915
 Less expenses paid indirectly                                                                  (6,399)
                                                                                         ----------------
 Net expenses                                                                                  690,516

---------------------------------------------------------------------------------------------------------
 Net Investment Income                                                                       4,341,652

---------------------------------------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS)
---------------------------------------------------------------------------------------------------------
 Net realized gain (loss) on:
 Investments                                                                                (1,206,355)
 Closing of futures contracts                                                                  (70,067)
 Closing and expiration of option contracts written                                            115,591
 Foreign currency transactions                                                              (1,737,306)
                                                                                         ----------------
 Net realized loss                                                                          (2,898,137)

---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation on:
 Investments                                                                                 1,224,060
 Translation of assets and liabilities denominated in foreign currencies                        (2,778)
                                                                                         ----------------
 Net change                                                                                  1,221,282
                                                                                         ----------------
 Net realized and unrealized loss                                                           (1,676,855)

---------------------------------------------------------------------------------------------------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $2,664,797
                                                                                         ----------------
                                                                                         ----------------

 See accompanying Notes to Financial Statements.


26  OPPENHEIMER WORLD BOND FUND

 STATEMENTS OF CHANGES IN NET ASSETS


 YEAR ENDED OCTOBER 31,                                                           1999            1998
---------------------------------------------------------------------------------------------------------
 OPERATIONS
---------------------------------------------------------------------------------------------------------
 Net investment income                                                     $ 4,341,652     $ 4,368,356
---------------------------------------------------------------------------------------------------------
 Net realized loss                                                          (2,898,137)     (3,053,977)
---------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation or depreciation                       1,221,282      (2,480,858)
                                                                       ----------------------------------
 Net increase (decrease) in net assets resulting from operations             2,664,797      (1,166,479)

---------------------------------------------------------------------------------------------------------
 DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
---------------------------------------------------------------------------------------------------------
 Dividends from net investment income:
 Class A                                                                    (2,671,354)     (3,921,503)
 Class B                                                                       (69,360)         (8,405)
 Class C                                                                       (50,388)         (6,104)
---------------------------------------------------------------------------------------------------------
 Tax return of capital:
 Class A                                                                    (1,017,454)       (313,635)
 Class B                                                                       (80,561)         (7,511)
 Class C                                                                       (22,828)         (4,729)

---------------------------------------------------------------------------------------------------------
 BENEFICIAL INTEREST TRANSACTIONS
---------------------------------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from beneficial interest transactions:
 Class A                                                                    (3,211,011)    (10,446,596)
 Class B                                                                     1,832,386         963,214
 Class C                                                                       219,731         600,668

---------------------------------------------------------------------------------------------------------
 NET ASSETS
---------------------------------------------------------------------------------------------------------
 Total decrease                                                             (2,406,042)    (14,311,080)
---------------------------------------------------------------------------------------------------------
 Beginning of period                                                        40,469,840      54,780,920
                                                                       ----------------------------------
 End of period [including undistributed (overdistributed) net
 investment income of $(139,724) and $56,324, respectively]                $38,063,798     $40,469,840
                                                                       ----------------------------------
                                                                       ----------------------------------

 See accompanying Notes to Financial Statements.


27  OPPENHEIMER WORLD BOND FUND

 FINANCIAL HIGHLIGHTS


 CLASS A      YEAR ENDED OCTOBER 31,               1999        1998        1997        1996        1995
-----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
---------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period             $7.33       $8.28       $8.31       $7.91       $7.93
-----------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                              .80         .72         .72         .73         .71
 Net realized and unrealized gain (loss)           (.31)       (.97)       (.08)        .34        (.05)
                                                -----------------------------------------------------------
 Total income (loss) from investment operations     .49        (.25)        .64        1.07         .66
-----------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income              (.51)       (.64)       (.67)       (.67)       (.68)
 Tax return of capital                             (.21)       (.06)         --          --          --
                                                -----------------------------------------------------------
 Total dividends and distributions
 to shareholders                                   (.72)       (.70)       (.67)       (.67)       (.68)
-----------------------------------------------------------------------------------------------------------
 Net asset value, end of period                   $7.10       $7.33       $8.28       $8.31       $7.91
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------
 Market value, end of period                        N/A         N/A       $8.06       $7.50       $7.00
                                                -----------------------------------------------------------
                                                -----------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)               7.07%      (3.25)%      7.94%      14.14%       8.81%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                   N/A         N/A       16.42%      16.40%       9.09%
-----------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)       $34,553     $38,950     $54,781     $54,962     $52,340
-----------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)              $36,620     $48,542     $55,339     $53,309     $51,207
-----------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                            11.16%       8.94%       8.65%       9.04%       9.20%
 Expenses, before indirect expenses                1.74%       1.56%(4)    1.20%(4)    1.28%(4)    1.24%(4)
 Expenses, after indirect expenses                 1.72%        N/A         N/A         N/A         N/A
-----------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                         237%        344%        289%        261%        344%


 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.

 See accompanying Notes to Financial Statements.


28  OPPENHEIMER WORLD BOND FUND


 CLASS B        YEAR ENDED OCTOBER 31,                                            1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $7.34           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .72             .25
 Net realized and unrealized gain (loss)                                          (.29)           (.73)
                                                                                ----------------------------
 Total income (loss) from investment operations                                    .43            (.48)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                             (.45)           (.27)
 Tax return of capital                                                            (.21)           (.06)
                                                                                ----------------------------
 Total dividends and distributions
 to shareholders                                                                  (.66)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $7.11           $7.34
                                                                                ----------------------------
                                                                                ----------------------------
 Market value, end of period                                                       N/A             N/A
                                                                                ----------------------------
                                                                                ----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                                              6.22%          (5.93)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                                                  N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                       $2,736            $933
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                              $1,607            $340
------------------------------------------------------------------------------------------------------------
 RATIOS TO AVERAGE NET ASSETS:(3)
 Net investment income                                                           10.81%          10.97%(7)
 Expenses, before indirect expenses                                               2.49%           2.74%(4,7)
 Expenses, after indirect expenses                                                2.47%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                                        237%            344%

 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


29  OPPENHEIMER WORLD BOND FUND

FINANCIAL HIGHLIGHTS  CONTINUED


 CLASS C        YEAR ENDED OCTOBER 31,                                            1999            1998(6)
------------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING DATA
------------------------------------------------------------------------------------------------------------
 Net asset value, beginning of period                                            $7.33           $8.15
------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment income                                                             .75             .34
 Net realized and unrealized gain (loss)                                          (.31)           (.83)
                                                                                ----------------------------
 Total income (loss) from investment operations                                    .44            (.49)
------------------------------------------------------------------------------------------------------------
 Dividends and distributions to shareholders:
 Dividends from net investment income                                             (.46)           (.27)
 Tax return of capital                                                            (.21)           (.06)
                                                                                ----------------------------
 Total dividends and distributions to shareholders                                (.67)           (.33)
------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                                  $7.10           $7.33
                                                                                ----------------------------
                                                                                ----------------------------
 Market value, end of period                                                       N/A             N/A
                                                                                ----------------------------
                                                                                ----------------------------

------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT NET ASSET VALUE(1)                                              6.24%          (6.09)%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 TOTAL RETURN, AT MARKET VALUE(2)                                                  N/A             N/A
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTAL DATA
------------------------------------------------------------------------------------------------------------
 Net assets, end of period (in thousands)                                         $775            $587
------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                                $809            $253
------------------------------------------------------------------------------------------------------------
 Ratios to average net assets:(3)
 Net investment income                                                           10.14%           9.24%(7)
 Expenses, before indirect expenses                                               2.54%           2.62%(4,7)
 Expenses, after indirect expenses                                                2.52%            N/A
------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate(5)                                                        237%            344%



 1. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year. Prior to April 27, 1998, the Fund operated as a closed-end investment company and total return was calculated based on market value.
 2. Assumes a hypothetical purchase at the current market price on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and a sale at the current market price on the last business day of the period. Total return does not reflect sales charges or brokerage commissions. Total returns are not annualized for periods of less than one full year.
 3. Annualized for periods of less than one full year.
 4. Expense ratio reflects the effect of expenses paid indirectly by the Fund.
 5. The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended October 31, 1999, were $76,761,467 and $77,082,737, respectively. Prior to the period ended October 31, 1996, purchases and sales of investment securities included mortgage dollar-rolls.
 6. For the period from April 27, 1998 (inception of offering) to October 31, 1998.
 7. This information may not be representative of future ratios.

 See Accompanying Notes to Financial Statements.


30  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES

 Oppenheimer World Bond Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek total return. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge on investments up to $1 million. Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 SECURITIES VALUATION. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Foreign currency exchange contracts are valued based on the closing prices of the foreign currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. Options are valued based upon the last sale price on the principal exchange on which the option is traded or, in the absence of any transactions that day, the value is based upon the last sale price on the prior trading date if it is within the spread between the closing bid and asked prices. If the last sale price is outside the spread, the closing bid is used.
--------------------------------------------------------------------------------
 STRUCTURED NOTES. The Fund invests in foreign currency-linked structured notes whose market value and redemption price are linked to foreign currency exchange rates. The structured notes may be leveraged, which increases the notes' volatility relative to the face of the security. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying financial statements. As of October 31, 1999, the market value of these securities comprised 12.88% of the Fund's net assets and resulted in realized and unrealized losses of $778,140. The Fund also hedges a portion of the foreign currency exposure generated by these securities, as discussed in Note 5.


31  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 SECURITIES PURCHASED ON A WHEN-ISSUED BASIS. Delivery and payment for securities that have been purchased by the Fund on a forward commitment or when-issued basis can take place a month or more after the transaction date. Normally the settlement date occurs within six months after the transaction date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months and possibly as long as two years or more beyond trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its purchase commitments. The purchase of securities on a when-issued or forward commitment basis may increase the volatility of the Fund's net asset value to the extent the Fund makes such purchases while remaining substantially fully invested. As of October 31, 1999, the Fund had entered into net outstanding when-issued or forward commitments of $94,599.
      In connection with its ability to purchase securities on a when-issued or forward commitment basis, the Fund may enter into mortgage dollar-rolls in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date. The Fund records each dollar-roll as a sale and a new purchase transaction.
--------------------------------------------------------------------------------
 SECURITY CREDIT RISK. The Fund invests in high yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower yielding, higher rated fixed income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of October 31, 1999, securities with an aggregate market value of $247,852, representing 0.65% of the Fund's net assets, were in default.
--------------------------------------------------------------------------------
 FOREIGN CURRENCY TRANSLATION. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.
      The effect of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.



32  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 REPURCHASE AGREEMENTS. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.
--------------------------------------------------------------------------------
 ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 FEDERAL TAXES. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers to shareholders. Therefore, no federal income or excise tax provision is required. As of October 31, 1999, the Fund had available for federal income tax purposes an unused capital loss carryover of approximately $8,678,000, which expires between 2002 and 2007.
--------------------------------------------------------------------------------
 TRUSTEES' COMPENSATION. The Fund has adopted a nonfunded retirement plan for the Fund's independent Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended October 31, 1999, a provision of $11,070 was made for the Fund's projected benefit obligations and payments of $1,928 were made to retired trustees, resulting in an accumulated liability of $87,268 as of October 31, 1999.
      The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustees in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.


33  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 1. SIGNIFICANT ACCOUNTING POLICIES CONTINUED

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 CLASSIFICATION OF DISTRIBUTIONS TO SHAREHOLDERS. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
      The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended October 31, 1999, amounts have been reclassified to reflect a decrease in undistributed net investment income of $1,746,598. Accumulated net realized loss on investments has decreased by the same amount. As noted in the Statements of Changes in Net Assets, the Fund realized a tax return of capital of $1,120,843.
--------------------------------------------------------------------------------
 EXPENSE OFFSET ARRANGEMENTS. Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.
--------------------------------------------------------------------------------
 OTHER. Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Discount on securities purchased is amortized over the life of the respective securities, in accordance with federal income tax requirements. Realized gains and losses on investments and options written and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes. Dividends-in-kind are recognized as income on the ex-dividend date, at the current market value of the underlying security. Interest on payment-in-kind debt instruments is accrued as income at the coupon rate and a market adjustment is made periodically.
      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


34  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 2. SHARES OF BENEFICIAL INTEREST

 The Fund has authorized an unlimited number of $.01 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest for the year ended October 31, 1999, were as follows:

                                         YEAR ENDED OCTOBER 31, 1999       YEAR ENDED OCTOBER 31, 1998
                                             SHARES           AMOUNT           SHARES           AMOUNT
---------------------------------------------------------------------------------------------------------
 CLASS A:
 Sold                                       390,587      $ 2,817,009          286,833     $  2,178,396
 Dividends and/or
 distributions reinvested                   163,761        1,175,569           74,607          566,615
 Redeemed                                (1,001,683)      (7,203,589)      (1,664,869)     (13,191,607)
                                        -----------------------------------------------------------------
 Net decrease                              (447,335)     $(3,211,011)      (1,303,429)    $(10,446,596)
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS B:
 Sold                                       361,517      $ 2,585,614          131,607     $    995,498
 Dividends and/or
 distributions reinvested                    13,053           93,470            1,934           14,358
 Redeemed                                  (116,778)        (846,698)          (6,381)         (46,642)
                                        -----------------------------------------------------------------
 Net increase                               257,792      $ 1,832,386          127,160     $    963,214
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
 CLASS C:
 Sold                                       102,151      $   744,459          118,968     $    899,891
 Dividends and/or
 distributions reinvested                     4,047           29,065              738            5,675
 Redeemed                                   (77,118)        (553,793)         (39,576)        (304,898)
                                        -----------------------------------------------------------------
 Net increase                                29,080      $   219,731           80,130     $    600,668
                                        -----------------------------------------------------------------
                                        -----------------------------------------------------------------

--------------------------------------------------------------------------------
 3. UNREALIZED GAINS AND LOSSES ON SECURITIES

 As of October 31, 1999, net unrealized depreciation on securities and options written of $1,215,065 was composed of gross appreciation of $1,097,416, and gross depreciation of $2,312,481.


35  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 4. MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

 MANAGEMENT FEES. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $200 million and 0.58% of average annual net assets in excess of $1 billion. The Fund's management fee for the year ended October 31, 1999 was 0.75% of average annual net assets for each class of shares.
--------------------------------------------------------------------------------
 TRANSFER AGENT FEES. OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.
--------------------------------------------------------------------------------
 DISTRIBUTION AND SERVICE PLAN FEES. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                       AGGREGATE           CLASS A      COMMISSIONS      COMMISSIONS       COMMISSIONS
                       FRONT-END         FRONT-END       ON CLASS A       ON CLASS B        ON CLASS C
                   SALES CHARGES     SALES CHARGES           SHARES           SHARES            SHARES
                      ON CLASS A       RETAINED BY      ADVANCED BY      ADVANCED BY       ADVANCED BY
 YEAR ENDED               SHARES       DISTRIBUTOR   DISTRIBUTOR(1)   DISTRIBUTOR(1)    DISTRIBUTOR(1)
---------------------------------------------------------------------------------------------------------
 October 31, 1999        $47,476           $21,352           $3,929          $77,474            $4,241

 1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

                                   CLASS A                       CLASS B                       CLASS C
                       CONTINGENT DEFERRED           CONTINGENT DEFERRED           CONTINGENT DEFERRED
                             SALES CHARGES                 SALES CHARGES                 SALES CHARGES
 YEAR ENDED        RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR       RETAINED BY DISTRIBUTOR
---------------------------------------------------------------------------------------------------------
 October 31, 1999                      $--                        $2,744                        $1,245

      The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.


36  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 CLASS A SERVICE PLAN FEES. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the fiscal year ended October 31, 1999, payments under the Class A Plan totaled $66,179, all of which was paid by the Distributor to recipients. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and from the Fund under the plans. If either the Class B or the Class C plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

 Distribution fees paid to the Distributor for the year ended October 31, 1999, were as follows:

                                                                   DISTRIBUTOR'S         DISTRIBUTOR'S
                                                                       AGGREGATE          UNREIMBURSED
                                                                    UNREIMBURSED         EXPENSES AS %
                         TOTAL PAYMENTS       AMOUNT RETAINED           EXPENSES         OF NET ASSETS
                             UNDER PLAN        BY DISTRIBUTOR         UNDER PLAN              OF CLASS
---------------------------------------------------------------------------------------------------------
 Class B Plan                   $16,023               $15,054           $103,357                  3.78%
 Class C Plan                     8,083                 6,074              7,063                  0.91


37  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 5. FOREIGN CURRENCY CONTRACTS

 A foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency exchange contracts for operational purposes and to seek to protect against adverse exchange rate fluctuations. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.
      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates as provided by a reliable bank, dealer or pricing service. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities.
      The Fund may realize a gain or loss upon the closing or settlement of the foreign currency transactions. Realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.
      Securities denominated in foreign currency to cover net exposure on outstanding foreign currency contracts are noted in the Statement of Investments where applicable.

 As of October 31, 1999, the Fund had outstanding foreign currency contracts as follows:

                                                       CONTRACT   VALUATION AS OF    UNREALIZED    UNREALIZED
 CONTRACT DESCRIPTION           EXPIRATION DATES  AMOUNT (000S)  OCTOBER 31, 1999  APPRECIATION  DEPRECIATION
----------------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro (EUR)                             11/10/99          EUR90        $   94,664      $     --          $ 79
 Euro (EUR)                    11/19/99-11/24/99         EUR506           532,534         2,540            --
 Japanese Yen (JPY)                      12/6/99     JPY183,000         1,763,465         4,779            --
                                                                                       -------------------------
                                                                                          7,319            79
                                                                                       -------------------------
 CONTRACTS TO SELL
 Australian Dollar (AUD)                11/17/99         AUD475           302,782         4,833            --
 British Pound Sterling (GBP)  11/19/99-12/13/99         GBP480           787,727            --           420
 Euro (EUR)                             11/10/99          EUR86            90,638            78            --
 Japanese Yen (JPY)                     11/24/99      JPY27,040           260,023         1,995            --
                                                                                       -------------------------
                                                                                          6,906           420
                                                                                       -------------------------
 Total Unrealized Appreciation and Depreciation                                         $14,225          $499
                                                                                       -------------------------
                                                                                       -------------------------


38  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 6. FUTURES CONTRACTS

 The Fund may buy and sell futures contracts in order to gain exposure to or to seek to protect against changes in interest rates. The Fund may also buy or write put or call options on these futures contracts.
      The Fund generally sells futures contracts to hedge against increases in interest rates and the resulting negative effect on the value of fixed rate portfolio securities. The Fund may also purchase futures contracts to gain exposure to changes in interest rates as it may be more efficient or cost effective than actually buying fixed income securities.
      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund may recognize a realized gain or loss when the contract is closed or expires.
      Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. The Statement of Assets and Liabilities reflects a receivable and/or payable for the daily mark to market for variation margin.
      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

 As of October 31, 1999, the Fund had outstanding futures contracts as follows:

                                                                                         UNREALIZED
                                  EXPIRATION      NUMBER OF      VALUATION AS OF       APPRECIATION
 CONTRACT DESCRIPTION                   DATE      CONTRACTS     OCTOBER 31, 1999     (DEPRECIATION)
------------------------------------------------------------------------------------------------------
 CONTRACTS TO PURCHASE
 Euro-Bobl                           12/8/99              2           $  219,407            $ 1,482
 Euro-Bund                           12/8/99              4              445,204             10,301
 Euro-Schatz                         12/8/99             10            1,085,576              4,310
 U.S. Long Bond                     12/20/99              4              454,375             (7,969)
                                                                                            ----------
                                                                                              8,124
                                                                                            ----------
 CONTRACTS TO SELL
 Japanese Bond, 10 yr.                3/9/00              1            1,254,599              1,437
 U.K. Long Gilt                     12/24/99              1              177,135             (2,904)
 U.S. Treasury Nts., 10 yr.         12/20/99              1              109,719               (586)
                                                                                            ----------
                                                                                             (2,053)
                                                                                            ----------
                                                                                            $ 6,071
                                                                                            ----------
                                                                                            ----------


39  OPPENHEIMER WORLD BOND FUND

 NOTES TO FINANCIAL STATEMENTS  CONTINUED

--------------------------------------------------------------------------------
 7. OPTION ACTIVITY

 The Fund may buy and sell put and call options, or write put and covered call options on portfolio securities in order to produce incremental earnings or protect against changes in the value of portfolio securities.
      The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security at a fixed price, upon exercise of the option.
      Options are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.
      Securities designated to cover outstanding call options are noted in the Statement of Investments where applicable. Shares subject to call, expiration date, exercise price, premium received and market value are detailed in a note to the Statement of Investments. Options written are reported as a liability in the Statement of Assets and Liabilities. Gains and losses are reported in the Statement of Operations.
      The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

 Written option activity for the year ended October 31, 1999, was as follows:

                                             CALL OPTIONS                   PUT OPTIONS
                             ----------------------------   -----------------------------
                                NUMBER OF       AMOUNT OF      NUMBER OF      AMOUNT OF
                                  OPTIONS        PREMIUMS        OPTIONS       PREMIUMS
-----------------------------------------------------------------------------------------
 Options outstanding as of
 October 31, 1998             216,915,000      $   53,812        600,989     $   46,740
 Options written              297,846,846         128,948    235,314,827        165,099
 Options closed or expired   (298,091,203)       (101,699)  (232,257,209)      (139,728)
 Options exercised           (216,670,643)        (81,061)    (1,339,317)       (59,429)
                             ------------------------------------------------------------
 Options outstanding as of
 October 31, 1999                      --      $       --      2,319,290     $   12,682
                             ------------------------------------------------------------
                             ------------------------------------------------------------


40  OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 8. ILLIQUID OR RESTRICTED SECURITIES

 As of October 31, 1999, investments in securities included issues that are illiquid or restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and are valued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 10% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid or restricted securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation. The aggregate value of illiquid or restricted securities subject to this limitation as of October 31, 1999, was $3,191,383, which represents 8.38% of the Fund's net assets.
--------------------------------------------------------------------------------
 9. BANK BORROWINGS

 The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
      The Fund had no borrowings outstanding during the year ended
 October 31, 1999.


41  OPPENHEIMER WORLD BOND FUND

 INDEPENDENT AUDITORS' REPORT

--------------------------------------------------------------------------------
 THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
 OPPENHEIMER WORLD BOND FUND:

 We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Oppenheimer World Bond Fund as of October 31, 1999, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer World Bond Fund as of October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with generally accepted accounting principles.





 KPMG LLP


 Denver, Colorado
 November 19, 1999


42  OPPENHEIMER WORLD BOND FUND

 FEDERAL INCOME TAX INFORMATION  UNAUDITED

--------------------------------------------------------------------------------
 In early 2000, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1999. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


43  OPPENHEIMER WORLD BOND FUND

 OPPENHEIMER WORLD BOND FUND

--------------------------------------------------------------------------------
 OFFICERS AND TRUSTEES   Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Phillip A. Griffiths, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Arthur P. Steinmetz, Vice President
                         Andrew J. Donohue, Secretary
                         Brian W. Wixted, Treasurer
                         Robert G. Zack, Assistant Secretary
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
--------------------------------------------------------------------------------
 INVESTMENT ADVISOR      OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
 DISTRIBUTOR             OppenheimerFunds Distributor, Inc.

--------------------------------------------------------------------------------
 TRANSFER AND SHAREHOLDER
 SERVICING AGENT         OppenheimerFunds Services

--------------------------------------------------------------------------------
 CUSTODIAN OF PORTFOLIO
 SECURITIES              The Bank of New York

--------------------------------------------------------------------------------
 INDEPENDENT AUDITORS    KPMG LLP

--------------------------------------------------------------------------------
 LEGAL COUNSEL           Mayer, Brown & Platt

                         This is a copy of a report to shareholders of Oppenheimer World Bond Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer World Bond Fund. For material information concerning the Fund, see the Prospectus.

                         SHARES OF OPPENHEIMER FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.


43  OPPENHEIMER WORLD BOND FUND

 OPPENHEIMERFUNDS FAMILY

-----------------------------------------------------------------------------------------------------------------------------------
 GLOBAL EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
                   Developing Markets Fund                             Global Fund
                   International Small Company Fund                    Quest Global Value Fund
                   Europe Fund                                         Global Growth & Income Fund
                   International Growth Fund

-----------------------------------------------------------------------------------------------------------------------------------
 EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
                   STOCK                                               STOCK & BOND
                   Enterprise Fund(1)                                  Main Street-Registered Trademark- Growth & Income Fund
                   Discovery Fund                                      Quest Opportunity Value Fund
                   Main Street-Registered Trademark- Small Cap Fund    Total Return Fund
                   Quest Small Cap Value Fund                          Quest Balanced Value Fund
                   MidCap Fund                                         Capital Income Fund(2)
                   Capital Appreciation Fund                           Multiple Strategies Fund
                   Growth Fund                                         Disciplined Allocation Fund
                   Disciplined Value Fund                              Convertible Securities Fund
                   Quest Value Fund
                   Trinity Growth Fund                                 SPECIALTY
                   Trinity Core Fund                                   Real Asset Fund
                   Trinity Value Fund                                  Gold & Special Minerals Fund

-----------------------------------------------------------------------------------------------------------------------------------
 FIXED INCOME
-----------------------------------------------------------------------------------------------------------------------------------
                   TAXABLE                                             MUNICIPAL
                   International Bond Fund                             California Municipal Fund(3)
                   World Bond Fund                                     Main Street-Registered Trademark-California Municipal Fund(3)
                   High Yield Fund                                     Florida Municipal Fund(3)
                   Champion Income Fund                                New Jersey Municipal Fund(3)
                   Strategic Income Fund                               New York Municipal Fund(3)
                   Bond Fund                                           Pennsylvania Municipal Fund(3)
                   Senior Floating Rate Fund                           Municipal Bond Fund
                   U.S. Government Trust                               Insured Municipal Fund
                   Limited-Term Government Fund                        Intermediate Municipal Fund

                                                                       ROCHESTER DIVISION
                                                                       Rochester Fund Municipals
                                                                       Limited Term New York Municipal Fund

-----------------------------------------------------------------------------------------------------------------------------------
 MONEY MARKET(4)
-----------------------------------------------------------------------------------------------------------------------------------
                   Money Market Fund                                   Cash Reserves

 1. Effective July 1, 1999, this fund is closed to new investors. See prospectus for details.
 2. On 4/1/99, the Fund's name was changed from "Oppenheimer Equity Income
 Fund."
 3. Available to investors only in certain states.
 4. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds. Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY10048-0203.
 -C- Copyright 1999 OppenheimerFunds, Inc. All rights reserved.


45  OPPENHEIMER WORLD BOND FUND

INFORMATION AND SERVICES

As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance. So call us today, or visit our website--we're here to help.

--------------------------------------------------------------------------------
INTERNET
24-hr access to account information and transactions
www.oppenheimerfunds.com
--------------------------------------------------------------------------------
GENERAL INFORMATION
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.525.7048
--------------------------------------------------------------------------------
TELEPHONE TRANSACTIONS
Mon-Fri 8:30am-9pm ET, Sat 10am-4pm ET
1.800.852.8457
--------------------------------------------------------------------------------
PHONELINK
24-hr automated information and automated transactions
1.800.533.3310
--------------------------------------------------------------------------------
TELECOMMUNICATIONS DEVICE FOR THE DEAF (TDD)
Mon-Fri 8:30am-7pm ET
1.800.843.4461
--------------------------------------------------------------------------------
OPPENHEIMERFUNDS INFORMATION HOTLINE
24 hours a day, timely and insightful messages on the economy and issues that may affect your investments
1.800.835.3104
--------------------------------------------------------------------------------
TRANSFER AND SHAREHOLDER SERVICING AGENT
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270
--------------------------------------------------------------------------------



                             [LOGO] OPPENHEIMERFUNDS-Registered Trademark-
                                    Distributor, Inc.



RA0705.001.1099  December 30, 1999